UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2021

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction

of Incorporation)

001-38248	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)

901 W. Walnut Hill Lane
Irving, Texas	75038
(Address of Principal Executive Offices)	(Zip Code)

(214) 771-9952

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On June 21, 2021, RumbleOn, Inc. (the “Company” or “RumbleOn”) issued a press release providing an update on the proposed business combination with RideNow and reiterating previously disclosed outlook. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated June 21, 2021

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination described herein (the "Transaction"), on June 21, 2021, RumbleOn filed with the SEC, its preliminary proxy statement, and will file, at the appropriate time, its definitive proxy statement. Promptly after filing its definitive proxy statement with the SEC, RumbleOn will mail the definitive proxy statement and a proxy card to each RumbleOn stockholder entitled to vote at the meeting of stockholders relating to the Transaction. INVESTORS AND STOCKHOLDERS OF RUMBLEON ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT RUMBLEON WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RUMBLEON, RIDENOW, AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by RumbleOn with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by visiting RumbleOn's investor relations section at www.rumbleon.com. The information contained on, or that may be accessed through, the websites referenced in this report is not incorporated by reference into, and is not a part of, this report.

Participants in the Solicitation

RumbleOn and its directors and executive officers may be deemed participants in the solicitation of proxies from RumbleOn's stockholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in RumbleOn will be included in the definitive proxy statement relating to the Transaction and will be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the definitive proxy statement relating to the Transaction when available. Information about RumbleOn's directors and executive officers and their ownership of RumbleOn's common stock is set forth in RumbleOn's Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 31, 2021. Other information regarding the interests of the participants in the proxy solicitation will be included in the definitive proxy statement relating to the Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, by RumbleOn, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state. Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law.

Forward-Looking Statements

Certain statements made in this report are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "target," "believe," "expect," "will," "shall," "may," "anticipate," "estimate," "would," "positioned," "future," "forecast," "intend," "plan," "project," "outlook", and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this report regarding the proposed transactions contemplated by the definitive agreement, including the benefits of the Transaction, revenue opportunities, anticipated future financial and operating performance, and results, including estimates for growth, and the expected timing of the Transaction. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management's current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of RumbleOn's control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Transaction; (2) the failure to obtain debt and equity financing required to complete the Transaction; (3) failure to obtain the OEM approvals; (4) the inability to complete the Transaction, including due to failure to obtain approval of the stockholders of RumbleOn, certain regulatory approvals, or satisfy other conditions to closing in the definitive agreement; (5) the impact of COVID-19 pandemic on RumbleOn's business and/or the ability of the parties to complete the Transaction; (6) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of management to integrate the combined company's business and operation, and the ability of the parties to retain its key employees; (8) costs related to the Transaction; (9) changes in applicable laws or regulations; (10) risks relating to the uncertainty of pro forma and projected financial information with respect to the combined company; and (11) other risks and uncertainties indicated from time to time in the preliminary and definitive proxy statements to be filed with the SEC relating to the Transaction, including those under "Risk Factors" therein, and in RumbleOn's other filings with the SEC. RumbleOn cautions that the foregoing list of factors is not exclusive. RumbleOn cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. RumbleOn does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither RumbleOn nor RideNow gives any assurance that after the Transaction the combined company will achieve its expectations.

Without limiting the foregoing, the incorporation by reference of financial projections in this report should not be regarded as an indication that RumbleOn considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither RumbleOn's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that RumbleOn's management believes are reasonable, RumbleOn provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: June 21, 2021	By:	/s/ Marshall Chesrown
Marshall Chesrown
Chief Executive Officer

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